UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report                                      November 12, 2004



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                    001-16587                58-1597246
  (State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)              File Number)         Identification No.)



                         10700 Richmond Ave., Suite 300
                              HOUSTON, TEXAS 77042
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 8.01.  OTHER EVENTS.

On November 12, 2004, the Board of Directors of SurgiCare, Inc. (the "Company") approved the Company's Charter of the Audit Committee attached as an exhibit hereto (the "Charter"). The Company will post the Charter on its website, www.surgicareinc.com.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SURGICARE, INC.



Date:  November 12, 2004           By:   /s/  Keith LeBlanc
                                         -------------------------------------
                                         Keith LeBlanc
                                         President and Chief Executive Officer

                                 SurgiCare, Inc.

                         Charter of the Audit Committee
Organization
The audit committee of the board of directors shall consist of at least three independent directors who are generally knowledgeable in financial and auditing matters. The committee shall include at least one member with accounting or related financial management expertise, who qualifies as an audit committee financial expert under Item 401(h) of Regulation S-K of the U.S. Securities and Exchange Commission. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence, including the rules of the Securities and Exchange Commission and the American Stock Exchange. The chairperson shall be appointed by the full board.

Statement of Policy
The audit committee assists the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. It is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal accounting staff, and the financial management of the corporation. Relationship with Auditors The audit committee is responsible for the engagement, supervision, compensation and termination of the company's independent auditors. The independent auditors shall report directly to the audit committee. The audit committee is responsible for determining the independence of the company's outside auditor and must approve in advance, all audit and non-audit services provided by the outside auditor.

Relationship with Management
The audit committee consults with management to review critical accounting policies and alternative accounting treatment of financial reporting issues. In the event of a dispute between management and the company's independent auditors over accounting and financial reporting, the audit committee will resolve disputes after consulting with both management and the independent auditors.

Relationship with the Board of Directors
The audit committee regularly reports to the full board on internal auditing, the performance of the auditors, and all significant accounting and financial reporting issues. Members of the audit committee are not, however, expected to bear greater responsibility or liability for assuring compliance with accounting rules and federal and state securities laws than other members of the board of directors.

Authority
In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention, with full power to retain and compensate outside counsel or other experts for this purpose. The company must sufficiently fund the audit committee to discharge its duties, including retention of experts. Specific Responsibilities The committee has the following specific responsibilities:

Review of Documents and Reports

1. At the completion of the annual audit, review with management and the independent auditor the following:


     - The annual financial statements and related footnotes and financial information to be included in the company's annual report to shareholders on Form 10-K including: (i) the selection and disclosure of all critical accounting policies and practices used; (ii) any required management certifications; and (iii) any certification, report, opinion or review rendered by the independent auditor.


     - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.


     - Significant developments in accounting guidelines, policies and procedures including any changes in generally accepted accounting principles which may impact the company's accounting policies or financial results.


     - Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditor concerning their judgment about the quality of the company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.


     If deemed appropriate after such review and discussion, the committee shall recommend to the board that the financial statements be included in the company's annual report on Form 10-K.


2. After preparation by management and review by independent auditor, approve the report required under SEC rules to be included in the company's annual proxy statement.


3. Review and reassess the adequacy of the audit committee charter on an annual basis. The audit committee charter is to be published as an appendix to the proxy statement every three years.


4. Review with the company's management and the independent auditor prior to filing the company's interim financial information, earnings press release and the financials information contained in the company's quarterly reports on Form 10-Q, including: (i) the selection, application and disclosure of the critical accounting policies and practices used; and (ii) any management certifications related thereto. The chairperson may represent the committee for purposes of review.


5. Review with the company's management and the independent auditor all significant accounting and reporting principles, practices and procedures applied by the company in preparing its financial statements. Discuss with the independent auditor their judgments about the quality, not just the acceptability, of the company's accounting principles used in financial reporting.

6. Review any reports submitted by the independent auditor, including a report, if prepared, relating to: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
     (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.


7. Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company's internal controls.


8. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from legal counsel concerning legal and regulatory matters that may have a material impact on the financial statements.


Control Process


8. Review with the company's management and the independent auditor the company's accounting and financial reporting controls. Obtain annually in writing from the independent auditor their letter as to the adequacy of such controls.


9. Require that the independent auditor will advise management and the committee, through its chairperson, of any matters identified through the procedures followed for interim quarterly financial statements that may adversely affect the quality or the acceptability of the quarterly financial reports. This notification is required under standards for communication with audit committees regarding the effect on quality for significant events, transactions, and changes in accounting estimates, is to be made prior to the related press release or, if not practicable, prior to filing Form 10-Q with the SEC.


10. Meet with management and the independent auditor to discuss any relevant significant recommendations that the independent auditor may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent auditor in the form of a letter of comments and recommendations to the committee. The committee should review responses of management to the letter of comments and recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.


11. Discuss the independent auditor the quality of the company's financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent auditor to the company's needs.

Internal Audit


12. Review with the company's management the annual internal audit plan; any significant findings during the year and management's responses thereto; and the effectiveness and adequacy of the internal audit function.


13. Review with the company's management and the independent auditor significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditor and whether there have been any disagreements with management which is not satisfactorily resolved, would have caused them to issue a nonstandard report on the company's financial statements.


External Audit


14. Pre-approve in accordance with applicable law (including SEC and American Stock Exchange rules) all audit and permissible non-audit services provided to the Company by the independent auditor. The committee may delegate this responsibility to one or more members of the committee.


15. Review the scope and general extent of the independent auditor's annual audit. The committee's review should include an explanation from the independent auditor of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent auditor should confirm to the committee that no limitations have been placed on the scope or nature of their audit procedures.


16. At least annually, obtain and review a report by the independent auditor describing: (i) the independent auditor's internal quality control procedures: (ii) any material issues raised by the most recent internal quality control review, or peer review, of the registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accounting firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the company (to assess the independent auditor's independence).


17. Inquire as to the independence of the independent auditor and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships and services between the independent auditor and the company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.


18. Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.


19.   Review any reports submitted to the committee by the independent auditor.

Compliance


20. As the committee may deem appropriate, obtain, weigh and consider expert advice as to audit committee related rules of the American Stock Exchange, Statements on Auditing Standards and other accounting, legal and regulatory provisions.


21. Review with management and the independent auditor the methods used to establish and monitor the company's policies with respect to unethical or illegal activities by company employees that may have a material impact on the financial statements.


22. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the listed issuer regarding accounting, internal accounting control, or auditing matters; and (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters in compliance with applicable law, including SEC rules.


23. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standard of conduct, as required by the code of conduct policy adopted by the board and any other policies of the company governing the integrity and conduct of management which the board determines should be overseen by the committee. This code of conduct will be applicable to all directors, officers and employees and shall be made publicly available in accordance with SEC and American Stock Exchange rules.


Other Responsibilities


24. Make reports and recommendations to the board on matters within the scope of the committee's functions.


25. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the board for approval. This should be done in compliance with applicable SEC and American Stock Exchange audit committee requirements.


26. Should the company receive an audit opinion that contains a going concern qualification, the committee will assure that the company makes a timely public announcement through the public news media disclosing the receipt of such qualification and provides the text of the public announcement to the appropriate American Stock Exchange department in accordance with American Stock Exchange rules.


27. Review and approve, where appropriate, all related-party transactions as are required to be disclosed pursuant to SEC Regulation S-K, Item 404.


28. Engage independent counsel and other advisors, as the committee deems necessary or appropriate to carry out its duties, with funding provided by the company.


29. Perform other activities related to this charter as requested by the board.

Audit Committee Checklist


The audit committee checklist delineates the committee's specific responsibilities. The committee relies on expertise from management, the independent auditors and the corporate staff in carrying out its responsibilities. Management of the company is responsible to determine that the company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company's financial statements. It is not the audit committee's duty to plan or conduct audits, to determine that the financial statements are complete, accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company's internal procedures or controls.



Audit Committee Checklist
-------------------------                                         Qtr    Qtr     Qtr     Qtr      As
                                                                   1      2       3       4     Needed
                                                                --------------------------------------
 1. Meet 4 times per year or more frequently as circumstances require.  Each meeting must include time for an executive
     session of the committee.  The committee may invite members   X      X       X       X      X
     of management or others to attend parts of the meeting as
     necessary.
------------------------------------------------------------------------------------------------------
 2. Prepare written agenda in consultation between the committee   X      X       X       X      X
     chairperson, management and the independent auditors.
------------------------------------------------------------------------------------------------------
 3. Provide open communications between the independent
     auditors, management and the board.  Report committee                                       X
     actions to the board as the committee deems appropriate.
------------------------------------------------------------------------------------------------------
 4. Verify that at least one committee member qualifies as an
     "audit committee financial expert" under Item 401(h) of SEC                          X
     regulation S-K.
------------------------------------------------------------------------------------------------------
 5. Verify the committee consists of a minimum of 3 independent                           X
     directors,  who are financially literate.
------------------------------------------------------------------------------------------------------
 6. Review and reassess the audit committee charter and update                            X
     the audit committee checklist annually.
------------------------------------------------------------------------------------------------------
 7. Include copy of the committee charter as an appendix to the                                  X
     proxy statement at least once every 3 years.
------------------------------------------------------------------------------------------------------
 8. Appoint, approve the compensation of, and provide oversight    X      X       X       X
     of the independent auditor.
------------------------------------------------------------------------------------------------------
 9. Confirm annually the independence of the independent           X
     auditor.
------------------------------------------------------------------------------------------------------
10. Quarterly review non-audit services provided by the            X      X       X       X
     independent auditor.
------------------------------------------------------------------------------------------------------
11. Inquire of management and the independent auditor of
     significant risks or exposures and assess steps management                                  X
     has taken to minimize such risk to the company.
------------------------------------------------------------------------------------------------------
12. Consider and review with the independent auditor:
------------------------------------------------------------------------------------------------------
    a.  Adequacy of the company's internal controls.                              X
------------------------------------------------------------------------------------------------------
    b.  Any related significant findings and recommendations of
     the independent auditor together with management's                           X
     responses.
------------------------------------------------------------------------------------------------------
13. Review with the independent auditor and management any                        X
     significant changes to GAAP policies or standards.
------------------------------------------------------------------------------------------------------


Audit Committee Checklist
-------------------------                                         Qtr    Qtr     Qtr     Qtr      As
                                                                   1      2       3       4     Needed
                                                                --------------------------------------

14. Review with the independent auditors and management at the completion of the annual audit:
------------------------------------------------------------------------------------------------------
    a.  The financial statements and accompanying notes.           X
------------------------------------------------------------------------------------------------------
    b.  The auditors' report.                                      X
------------------------------------------------------------------------------------------------------
    c.  Any significant changes required in the audit plan.        X
------------------------------------------------------------------------------------------------------
    d.  Any difficulties or disputes between the auditors and      X
     management encountered during the course of the audit.
------------------------------------------------------------------------------------------------------
    e.  Other matters related to the conduct of the audit which
     are communicated to the committee under generally accepted    X
     accounting standards.
------------------------------------------------------------------------------------------------------
15. Review with management and the auditors the company's          X                             X
     critical accounting policies.
------------------------------------------------------------------------------------------------------
16. Review policies and procedures with respect to transactions
     between the company and its officers, directors and                                  X
     affiliates that are not a normal part of the company's
     business.
------------------------------------------------------------------------------------------------------
17. Review with management and the auditors:
------------------------------------------------------------------------------------------------------
    a.  Any significant findings by auditors and management's                                    X
     responses thereto.
------------------------------------------------------------------------------------------------------
    b.  Any difficulties encountered in the course of audits,
     including any restrictions on the scope of their work or                                    X
     access to required information.
------------------------------------------------------------------------------------------------------
    c.  Any changes required in planned scope of their audit.                                    X
------------------------------------------------------------------------------------------------------
18. Review periodic reports of the company with management and     X      X       X       X      X
     the auditors prior to filing with the SEC.
------------------------------------------------------------------------------------------------------
19. In connection with the review of periodic reports, review
     management's disclosure to the committee of any               X      X       X       X
     deficiencies in disclosure controls or internal controls
     under Section 302 of the Sarbanes-Oxley Act.
------------------------------------------------------------------------------------------------------
20. Monitor as appropriate the standards adopted as a code of                                    X
     conduct for the company.
------------------------------------------------------------------------------------------------------
21. Meet with the auditors in executive session to discuss any
     matters that the committee or auditor believe should be                                     X
     discussed privately with the audit committee.
------------------------------------------------------------------------------------------------------
22. Meet with management in executive session to discuss any
     matters that the committee or auditor believe should be                                     X
     discussed privately with the audit committee.
------------------------------------------------------------------------------------------------------
23. Review and make recommendations to the board of directors concerning any matters reported to the committee by the
     company's legal counsel concerning material violations of                                   X
     securities law or breaches of fiduciary duty by the
     company, its officers, directors or employees.
------------------------------------------------------------------------------------------------------
24. Provide for receipt, retention and treatment of complaints received by the issuer regarding accounting, internal
     accounting controls or auditing matters, including                                          X
     providing for confidential and anonymous submissions by
     employees of the issuer to the chairperson of the committee regarding questionable accounting or auditing matters.
------------------------------------------------------------------------------------------------------